EXHIBIT 1
                         ---------
     Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated:  April 14, 2003

                         WYNNCHURCH CAPITAL PARTNERS, L.P.

                         By:   Wynnchurch Partners, L.P.,
                               its general partner

                         By:   Wynnchurch Management, Inc.,
                               its general partner

                         By:   /s/ John A. Hatherly*
                               _____________________
                         Name: John A. Hatherly
                         Its:  President

                         WYNNCHURCH CAPITAL PARTNERS CANADA, L.P.

                         By:   Wynnchurch Partners Canada, L.P.,
                               its general partner

                         By:   Wynnchurch GP Canada, Inc.,
                               its general partner

                         By:   /s/ John A. Hatherly*
                               ____________________
                               Name: John A. Hatherly
                               Its:  President

                         WYNNCHURCH PARTNERS, L.P.

                         By:   Wynnchurch Management, Inc.,
                               its general partner

                         By:   /s/ John A. Hatherly*
                               ____________________
                         Name: John A. Hatherly
                         Its:  President

                         WYNNCHURCH MANAGEMENT, INC.

                         By:   /s/ John A. Hatherly*
                               ____________________
                         Name: John A. Hatherly
                         Its:  President

                         WYNNCHURCH PARTNERS CANADA, L.P.

                         By:   Wynnchurch GP Canada, Inc.,
                               its general partner

                         By:   /s/ John A. Hatherly*
                               ____________________
                         Name: John A. Hatherly
                         Its:  President

                         WYNNCHURCH GP CANADA, INC.

                         By:   /s/ John A. Hatherly*
                               ____________________
                         Name: John A. Hatherly
                         Its:  President



*By: /s/ Barry L. Fischer

     ____________________
     Barry L. Fischer
     Attorney-in-Fact

                         Attorney-in-Fact         Exhibits: Page 1